Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of September 13, 2018, by and among (i) the undersigned Lenders, (ii) ENVIVA PARTNERS, LP, a Delaware limited partnership (the “Borrower”), (iii) CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors and (iv) BARCLAYS BANK PLC (“Barclays”), as Administrative Agent and Collateral Agent.

RECITALS

A.                                    WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 9, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as defined in the Credit Agreement as amended hereby), by and among the Borrower, the Lenders party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, and the other Persons party thereto; and

B.                                    WHEREAS, the Borrower has requested an amendment to the Credit Agreement as more fully set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Amendment to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Amendment to Section 6.10 to the Credit Agreement.  Section 6.10 of the Credit Agreement is hereby amended by amending and restating the grid therein to read as follows:

Date of Determination	Total Leverage Ratio
June 30, 2015	4.25 : 1.00
September 30, 2015	4.25 : 1.00
December 31, 2015	4.25 : 1.00
March 31, 2016	4.25 : 1.00
June 30, 2016	4.25 : 1.00
September 30, 2016	4.25 : 1.00
December 31, 2016	4.25 : 1.00
March 31, 2017	4.25 : 1.00

June 30, 2017	4.25 : 1.00
September 30, 2017	4.25 : 1.00
December 31, 2017	4.25 : 1.00
March 31, 2018	4.00 : 1.00
June 30, 2018	4.00 : 1.00
September 30, 2018	4.75 : 1.00
December 31, 2018	4.75 : 1.00
March 31, 2019	4.75 : 1.00
June 30, 2019	4.75 : 1.00
September 30, 2019	4.75 : 1.00
December 31, 2019 and thereafter	4.75 : 1.00

SECTION 2.                            Representations and Warranties.  The Borrower hereby represents and warrants to each Lender and the Administrative Agent that the following statements are true and correct in all respects:

(a)                                 the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects;

(b)                                 each Loan Party has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and each Loan Document, as amended hereby.  The execution and delivery of this Agreement and the performance by each Loan Party of this Agreement and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party; and

(c)                                  this Agreement has been duly executed and delivered by each Loan Party that is a party hereto and this Agreement is the legally valid and binding obligation of each such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.                            Reaffirmations.

(a)                                 Each Loan Party, subject to the terms and limits contained in the Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Guarantee

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and Collateral Agreement.  Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment of the Credit Agreement and the Guarantee and Collateral Agreement effected pursuant to this Agreement.  Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Agreement and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

(b)                                 Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement (as defined below)), subject to the terms contained in the applicable Loan Documents and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Loan Document to which it is a party.

SECTION 4.                            Conditions to Effectiveness of this Agreement.  The effectiveness of the Agreement shall be subject to the following conditions precedent (the date on which such conditions have been satisfied (or waived) is referred to herein as the “Effective Date”):

(a)                                 The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each other Loan Party, the Collateral Agent and Lenders constituting the Required Lenders, each of which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified.

(b)                                 The representations and warranties set forth in Section 2 of this Agreement shall be true and correct.

(c)                                  No Default or Event of Default shall exist, or would result from the execution and delivery of this Agreement.

SECTION 5.                            Effect of the Amendment.  On and after the Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Agreement (as so amended, the “Amended Credit Agreement”). Except as expressly provided in this Agreement, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Effective Date, (i) this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement

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shall, unless the context otherwise requires, mean the Amended Credit Agreement. Each Loan Party hereby ratifies and confirms that, except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 6.                            Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.                            Applicable Law.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 8.                            Miscellaneous.  The provisions of Sections 9.11 and 9.15 of the Credit Agreement are incorporated by reference herein and made a part hereof.

SECTION 9.                            Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

ENVIVA PARTNERS, LP, as Borrower
By: Enviva Partners GP, LLC, its general partner

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

GUARANTORS:

ENVIVA GP, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA, LP
By: Enviva GP, LLC, as its sole general partner

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PELLETS AMORY, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

[Enviva Partners, LP — Signature Page to the Third Amendment]

ENVIVA PELLETS NORTHAMPTON, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PELLETS COTTONDALE, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PARTNERS FINANCE CORP.

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA ENERGY SERVICES, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PELLETS SAMPSON, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

[Enviva Partners, LP — Signature Page to the Third Amendment]

ENVIVA PELLETS SOUTHAMPTON, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PORT OF PANAMA CITY, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

ENVIVA PORT OF WILMINGTON, LLC

By:	/s/ Raymond J. Kaszuba III
Name: Raymond J. Kaszuba III
Title: Senior Vice President, Finance and Treasurer

[Enviva Partners, LP — Signature Page to the Third Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

[Enviva Partners, LP — Signature Page to the Third Amendment]

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Steven O’Shea
Name: Steven O’Shea
Title: Vice President

[Enviva Partners, LP — Signature Page to the Third Amendment]

AMERICAN AGCREDIT, PCA,
as a Lender

By:	/s/ Janice T. Thede
Name: Janice T. Thede
Title: Vice President

[Enviva Partners, LP — Signature Page to the Third Amendment]

CITIBANK, N.A.,
as a Lender

By:	/s/ Greg Kantrowitz
Name: Greg Kantrowitz
Title: Vice President / Director

[Enviva Partners, LP — Signature Page to the Third Amendment]

Farm Credit East, ACA,
as a Lender

By:	/s/ Eric W. Pohlman
Name: Eric W. Pohlman
Title: Vice President

[Enviva Partners, LP — Signature Page to the Third Amendment]

GreenStone Farm Credit Services, ACA,
as a Lender

By:	/s/ Shane Prichard
Name: Shane Prichard
Title: AVP of Capital Markets

[Enviva Partners, LP — Signature Page to the Third Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Devin Roccisano
Name: Devin Roccisano
Title: Executive Director

[Enviva Partners, LP — Signature Page to the Third Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Enviva Partners, LP — Signature Page to the Third Amendment]

Northwest Farm Credit Services, PCA,
as a Lender

By:	/s/ Casey Kinzer
Name: Casey Kinzer
Title: Vice President — Capital Markets

[Enviva Partners, LP — Signature Page to the Third Amendment]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

[Enviva Partners, LP — Signature Page to the Third Amendment]